                                                                      EXHIBIT 99


(PROVINCE HEALTHCARE LOGO)

                                             NEWS RELEASE
                                             FOR IMMEDIATE RELEASE

                                             CONTACT: MERILYN H. HERBERT
                                             VICE PRESIDENT, INVESTOR  RELATIONS
                                             (615) 370-1377


                PROVINCE HEALTHCARE REPORTS THIRD QUARTER RESULTS


     Brentwood, TN, October 27, 2003 - Province Healthcare Company (NYSE:PRV) today announced results consistent with its previously disclosed expectations for the third quarter ended September 30, 2003. Diluted earnings per share (EPS) for the quarter were $0.20, compared with $0.19 in the prior year's quarter.

     Net operating revenues for the third quarter of 2003 increased 6.2% to $195.4 million compared with $184.0 million in the same quarter of last year. Earnings before interest, income taxes, depreciation, amortization, loss on sale of assets, loss on extinguishment of debt and minority interests ("Adjusted EBITDA") were $33.3 million compared with $31.4 million in last year's third quarter. Net income for the quarter was $9.8 million, compared with last year's net income of $9.4 million. Cash flow from operations exceeded all expectations and totaled $34.9 million in the third quarter of 2003. Accounts receivable days outstanding stood at 55 days at September 30, 2003.

     Net operating revenues for the first nine months of 2003 increased 11.9% to $585.6 million compared with $523.6 million in the same period of 2002. Adjusted EBITDA was $97.9 million compared with $95.3 million in the previous year. Net income for the first nine months of 2003 was $29.3 million or $0.60 per diluted share, compared with last year's $0.64 per diluted share on net income of $32.1 million.

     Province ended the third quarter of 2003 with 20 owned or leased hospitals, all of which are now same-store hospitals.



                                     -MORE-

PAGE TWO

     Adjusted admissions increased 2.3% quarter over quarter, and total admissions increased 0.5%. In addition, gross outpatient revenue increased 11.4% and net revenue per adjusted admissions increased 3.8%.

     Martin S. Rash, Chairman and Chief Executive Officer of Province Healthcare, said, "Our third quarter results clearly indicate the favorable trends at Province, with positive admissions in this tough economic environment, a 6.2% increase in revenue, and continued strong cash flow from operations. Expectations had been cash flow from operations in the third quarter of approximately $20.0 million, which we exceeded by $14.9 million. Additionally, 103 new physicians will start to practice in our communities this year, our best recruiting year in the history of our Company."

     A listen-only simulcast, as well as a 30-day replay, of Province Healthcare's third quarter conference call will be available on-line at www.prhc.net on October 28, 2003, beginning at 11:00 a.m. Eastern Standard Time.

     The Company owns or leases 20 general acute care hospitals in 13 states with a total of 2,281 licensed beds. The Company also provides management services to 37 non-urban hospitals in 14 states with a total of 3,043 licensed beds.

     Certain statements contained in this release, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include projections of revenues, income or loss, capital expenditures, capital structure, or other financial items, statements regarding the plans and objectives of management for future operations, statements of future economic performance, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact. These statements are based on current estimates of future events, and the Company has no obligation to update or correct these estimates unless considered material to the Company. Forward-looking statements involve known and unknown risks and uncertainties which may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with general economic and business conditions, the effect of future governmental regulations, changes in


                                     -MORE-

PAGE THREE

reimbursement levels by government programs, including Medicare and Medicaid or other third party payors, the Company's continued ability to recruit and retain physicians and the Company's ability to successfully complete and integrate acquisitions. Those and other risks are described in the Company's reports and filings with the Securities and Exchange Commission.


CONTACT: Merilyn H. Herbert, Province Healthcare Company (PRV) at (615) 370-1377
                              - TABLES TO FOLLOW -

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                          September 30,       December 31,
                                                                              2003               2002(*)
                                                                         ---------------    ---------------
                                                                           (Unaudited)

ASSETS
Current assets:
  Cash and cash equivalents                                              $        38,804    $        14,417
  Accounts receivable, less allowance for doubtful accounts
   of $62,173 in 2003 and $68,158 in 2002                                        114,378            117,431
  Inventories                                                                     19,131             19,835
  Prepaid expenses and other                                                      15,710             14,071
                                                                         ---------------    ---------------
                                                                                 188,023            165,754

Property and equipment, net                                                      463,949            447,379
Goodwill                                                                         318,014            319,390
Unallocated purchase price                                                         3,247                466
Other assets                                                                      40,435             38,722
                                                                         ---------------    ---------------
                                                                         $     1,013,668    $       971,711
                                                                         ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                     $        17,680    $        20,162
    Accrued salaries and benefits                                                 25,903             25,380
    Accrued expenses                                                              25,701             13,198
    Current portion of long-term debt                                              1,724              1,668
                                                                         ---------------    ---------------
                                                                                  71,008             60,408

Long-term debt, less current portion                                             451,546            461,576
Other liabilities                                                                 44,577             33,913
Minority interests                                                                 2,726              2,612

Stockholders' equity:
    Preferred stock - $0.01 par value, 100,000 shares
      authorized, none issued and outstanding                                         --                 --
    Common stock - $0.01 par value; 150,000,000 shares
      authorized at September 30, 2003 and December 31, 2002,
      issued and outstanding 48,734,607 shares
      and 48,581,549 shares at September 30, 2003 and
      December 31, 2002, respectively                                                487                486
    Additional paid-in-capital                                                   305,457            304,102
    Retained earnings                                                            138,886            109,567
    Accumulated other comprehensive loss                                          (1,019)              (953)
                                                                         ---------------    ---------------
      Total stockholders' equity                                                 443,811            413,202
                                                                         ---------------    ---------------
                                                                         $     1,013,668    $       971,711
                                                                         ===============    ===============

------------------

     (*) Derived from the audited consolidated financial statements of Province and its subsidiaries, contained in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 24, 2003.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                            Three Months Ended September 30,
                                                           2003                        2002
                                                ------------------------------------------------------
                                                                % of                           % of
                                                  Amount       Revenues        Amount        Revenues
                                                -----------   -----------    -----------   -----------

Revenue:
  Net patient service revenue                   $   189,091                  $   178,111
  Other                                               6,338                        5,851
                                                -----------                  -----------
     Net operating revenue                          195,429         100.0%       183,962         100.0%

Operating expenses:
  Salaries, wages and benefits                       71,109          36.4         72,115          39.2
  Purchased services                                 18,038           9.2         19,305          10.5
  Supplies                                           24,738          12.7         23,396          12.7
  Provision for doubtful accounts                    20,008          10.2         14,042           7.6
  Other operating expenses                           25,827          13.2         21,576          11.8
  Rentals and leases                                  2,385           1.2          2,165           1.2
                                                -----------   -----------    -----------   -----------
                                                    162,105          82.9        152,599          83.0
                                                -----------   -----------    -----------   -----------

Adjusted EBITDA (*)                                  33,324          17.1         31,363          17.0

Depreciation and amortization                         9,738           5.1          9,419           5.1
Interest expense                                      7,097           3.6          6,218           3.4
Minority interests                                       52            --             16            --
Loss on sale of assets                                   82            --             --            --
Loss on early extinguishment of debt                     10            --             --            --
                                                -----------   -----------    -----------   -----------

Income before provision for income taxes             16,345           8.4         15,710           8.5
Income taxes                                          6,538           3.4          6,284           3.4
                                                -----------   -----------    -----------   -----------

Net income                                      $     9,807           5.0%   $     9,426           5.1%
                                                ===========   ===========    ===========   ===========

Net income per common share:
   Basic                                        $      0.20                  $      0.19
                                                ===========                  ===========
   Diluted                                      $      0.20                  $      0.19
                                                ===========                  ===========


Weighted average common shares:
   Basic                                         48,729,000                   48,544,000
                                                ===========                  ===========
   Diluted                                       49,639,000                   49,607,000
                                                ===========                  ===========

   -----------------------------------

(*) Adjusted EBITDA for 2003 and 2002, represents income before provision for income taxes, depreciation and amortization, interest, minority interests, loss on sale of assets and loss on extinguishment of debt. Adjusted EBITDA serves as a measure of leverage capacity and debt service ability, and is commonly used as an analytical indicator within the healthcare industry. Adjusted EBITDA, however, is not a measure of financial performance under accounting principles generally accepted in the United States, and should not be considered an alternative to net income as a measure of operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. Because Adjusted EBITDA is not a measurement determined in accordance with accounting principles generally accepted in the United States and is susceptible to varying calculations, Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

                         PROVINCE HEALTHCARE COMPANY AND
           SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                   Nine Months Ended September 30,
                                                              2003                                 2002
                                                ---------------------------------    ---------------------------------
                                                                       % of                                 % of
                                                     Amount          Revenues             Amount          Revenues
                                                ---------------   ---------------    ---------------   ---------------

Revenue:
  Net patient service revenue                   $       566,298                      $       506,125
  Other                                                  19,344                               17,438
                                                ---------------                      ---------------
     Net operating revenue                              585,642             100.0%           523,563             100.0%

Operating expenses:
  Salaries, wages and benefits                          221,379              37.8            201,743              38.5
  Purchased services                                     54,699               9.3             54,605              10.4
  Supplies                                               73,344              12.5             63,606              12.1
  Provision for doubtful accounts                        54,991               9.4             41,533               7.9
  Other operating expenses                               76,120              13.1             60,275              11.7
  Rentals and leases                                      7,241               1.2              6,518               1.2
                                                ---------------   ---------------    ---------------   ---------------
                                                        487,774              83.3            428,280              81.8
                                                ---------------   ---------------    ---------------   ---------------

Adjusted EBITDA (*)                                      97,868              16.7             95,283              18.2

Depreciation and amortization                            28,515               4.9             25,751               4.9
Interest expense                                         19,716               3.5             15,959               3.1
Minority interests                                          201                --                 72                --
Loss on sale of assets                                       85                --                 53                --
Loss on early extinguishment of debt                        486                --                 --                --
                                                ---------------   ---------------    ---------------   ---------------

Income before provision for income taxes                 48,865               8.3             53,448              10.2
Income taxes                                             19,546               3.3             21,379               4.1
                                                ---------------   ---------------    ---------------   ---------------

Net income                                      $        29,319               5.0%   $        32,069               6.1%
                                                ===============   ===============    ===============   ===============

Net income per common share:
   Basic                                        $          0.60                      $          0.67
                                                ===============                      ===============
   Diluted                                      $          0.60                      $          0.64
                                                ===============                      ===============


Weighted average common shares:
   Basic                                             48,681,000                           48,002,000
                                                ===============                      ===============
   Diluted                                           49,143,000                           61,424,000
                                                ===============                      ===============


-----------------------------------

                   See accompanying footnote on previous page.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)


                                                                          Three Months Ended September 30,
                                                                         ----------------------------------
                                                                             2003                 2002
                                                                         ---------------    ---------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                            $         9,807    $         9,426
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                                 9,738              9,418
     Deferred income taxes                                                           314              1,727
     Provision for professional liability                                          1,423              1,807
     Loss on early extinguishment of debt                                              9                 --
     Loss of sale of assets                                                           83                 --
     Changes in operating assets and liabilities, net of effects from acquisitions and disposals:
         Accounts receivable                                                       3,594               (465)
         Inventories                                                                 240                194
         Prepaid expenses and other                                                4,620             (1,747)
         Accounts payable and accrued expenses                                     4,023              3,668
         Accrued salaries and benefits                                              (815)            (3,611)
     Other                                                                         1,814              2,184
                                                                         ---------------    ---------------
   Net cash provided by operating activities                                      34,850             22,601

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                            (13,552)           (10,321)
   Escrow deposit on potential investment                                          3,798                 --
   Purchase of hospitals and healthcare entities                                     (94)               321
                                                                         ---------------    ---------------
   Net cash used in investing activities                                          (9,848)           (10,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                                                    (13)                27
     Repayments of debt                                                           (5,359)           (24,259)
     Issuance of common stock                                                        121                790
                                                                         ---------------    ---------------

     Net cash (used in) provided by financing activities                          (5,251)           (23,442)
                                                                         ---------------    ---------------

Increase (decrease) in cash and cash equivalents                                  19,751            (10,841)

Cash and cash equivalents at beginning of period                                  19,053             23,044
                                                                         ---------------    ---------------

Cash and cash equivalents at end of period                               $        38,804    $        12,203
                                                                         ===============    ===============

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)



                                                                          Nine Months Ended September 30,
                                                                         --------------------------------
                                                                              2003            2002
                                                                         --------------    --------------


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                            $       29,319    $       32,069
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                               28,515            25,751
     Deferred income taxes                                                        3,469             1,840
     Provision for professional liability                                         4,806             5,403
     Loss on early extinguishment of debt                                           486                --
     Loss of sale of assets                                                          85                53
     Changes in operating assets and liabilities, net of effects from acquisitions and disposals:
         Accounts receivable                                                      4,068
         Inventories                                                                637            (1,311)
         Prepaid expenses and other
         Accounts payable and accrued expenses
         Accrued salaries and benefits                                              523
     Other                                                                        6,173             2,973
                                                                         --------------    --------------

   Net cash provided by operating activities                                     90,070            75,235

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                                         (44,406)          (36,109)
     Purchase of hospitals and healthcare entities                               (3,247)         (171,707)
                                                                         --------------    --------------
     Net cash used in investing activities                                      (47,653)         (207,816)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                                               194,199           134,355
     Repayments of debt                                                        (213,585)          (39,451)
     Issuance of common stock                                                     1,356            10,505
                                                                         --------------    --------------

     Net cash (used in) provided by financing activities                        (18,030)          105,409
                                                                         --------------    --------------

Increase (decrease) in cash and cash equivalents                                 24,387           (27,172)

Cash and cash equivalents at beginning of period                                 14,417            39,375
                                                                         --------------    --------------

Cash and cash equivalents at end of period                               $       38,804    $       12,203
                                                                         ==============    ==============

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                    SELECTED OPERATING STATISTICS (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                       Actual                        Same Store(1)
                                             ----------------------------    ----------------------------
                                                  Three Months Ended             Three Months Ended
                                                     September 30,                  September 30,
                                             ----------------------------    ----------------------------
                                                 2003             2002           2003            2002
                                             ------------    ------------    ------------    ------------

CONSOLIDATED HOSPITALS:
Number of hospitals at end of period                   20              20              20              20
Licensed beds at end of period                      2,281           2,315           2,281           2,315
Beds in service at end of period                    1,993           1,905           1,993           1,905
Inpatient admissions                               18,683          18,584          18,683          18,584
Adjusted admissions (2)                            34,284          33,520          34,284          33,520
Patient days                                       76,084          77,738          76,084          77,738
Adjusted patient days (3)                         139,634         140,250         139,634         140,250
Average length of stay (days)                         4.1             4.2             4.1             4.2
Net patient service revenue                  $    189,091    $    178,111    $    189,091    $    178,111

Gross revenue:
   Inpatient                                 $    228,966    $    213,510    $    228,966    $    213,510
   Outpatient                                     191,130         171,600         191,130         171,600
                                             ------------    ------------    ------------    ------------
                                             $    420,096    $    385,110    $    420,096    $    385,110
                                             ------------    ------------    ------------    ------------
NET PATIENT REVENUE BY PAYOR:
   Medicare                                          37.4%           42.2%           37.4%           42.2%
   Medicaid                                          11.4            10.9            11.4            10.9
   Other                                             51.2            46.9            51.2            46.9
                                             ------------    ------------    ------------    ------------
    Total                                           100.0%          100.0%          100.0%          100.0%
                                             ============    ============    ============    ============



                                                          Three Months Ended September 30,
                                                          --------------------------------
                                                               2003             2002
                                                          --------------   --------------

DILUTED EARNINGS PER SHARE CALCULATION:
   Net income                                             $        9,807   $        9,426
   Add convertible notes interest, net of tax (4)                     --               --
                                                          --------------   --------------
   Adjusted net income                                    $        9,807   $        9,426
                                                          ==============   ==============

   Basic shares plus stock options                                49,639           49,607
   Convertible shares (4)                                             --               --
                                                          --------------   --------------
   Diluted shares outstanding                                     49,639           49,607
                                                          ==============   ==============

   Diluted earnings per share                             $         0.20   $         0.19
                                                          ==============   ==============

------------

(1)  Represents twenty hospitals owned or leased during both periods.

(2) Used by management and investors as a general measure of combined inpatient and outpatient volume. Adjusted admissions are computed by multiplying admissions (inpatient volume) by the outpatient factor. The outpatient factor is the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue. The adjusted admissions computation equates outpatient revenue to the volume measure (admissions) used to measure inpatient volume, resulting in a general measure of combined inpatient and outpatient volume.

(3) Adjusted patient days are computed by multiplying patient days (inpatient volume) by the outpatient factor. The outpatient factor is the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue. The adjusted patient days computation equates outpatient revenue to the volume measure (patient days) used to measure inpatient volume, resulting in a general measure of combined inpatient and outpatient volume.

(4) The Company's two outstanding series of convertible notes are anti-dilutive for the three and nine months ended September 30, 2003, and for the three months ended September 30, 2002, and thus, are not included in the diluted earnings per share calculation for such periods.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                    SELECTED OPERATING STATISTICS (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                      Actual                       Same Store(1)
                                           ----------------------------    ----------------------------
                                                  Nine Months Ended             Nine Months Ended
                                                    September 30,                  September 30,
                                           ----------------------------    ----------------------------
                                               2003            2002            2003            2002
                                           ------------    ------------    ------------    ------------

CONSOLIDATED HOSPITALS:
Number of hospitals at end of period                 20              20              20              20
Licensed beds at end of period                    2,281           2,315           2,281           2,315
Beds in service at end of period                  1,993           1,905           1,993           1,905
Inpatient admissions                             56,971          54,432          52,546          53,019
Adjusted admissions(2)                          102,477          93,773          92,655          90,833
Patient days                                    238,340         234,492         219,025         228,602
Adjusted patient days(3)                        428,648         403,590         386,040         391,263
Average length of stay (days)                       4.2             4.3             4.2             4.3
Net patient service revenue                $    566,298    $    506,125    $    502,347    $    488,904

Gross revenue:
   Inpatient                               $    705,158    $    633,588    $    658,757    $    621,281
   Outpatient                                   563,273         457,010         502,448         442,363
                                           ------------    ------------    ------------    ------------
                                           $  1,268,431    $  1,090,598    $  1,161,205    $  1,063,644
                                           ------------    ------------    ------------    ------------
NET PATIENT REVENUE BY PAYOR:
   Medicare                                        38.0%           46.2%           38.8%           46.9%
   Medicaid                                        11.4            12.1            12.5            12.5
   Other                                           50.6            41.7            48.7            40.6
                                           ------------    ------------    ------------    ------------
     Total                                        100.0%          100.0%          100.0%          100.0%
                                           ============    ============    ============    ============




                                                           Nine Months Ended September 30,
                                                                2003              2002
                                                          ---------------   ---------------

DILUTED EARNINGS PER SHARE CALCULATION:
   Net income                                             $        29,319   $        32,069
   Add convertible notes interest, net of tax (4)                      --             7,302
                                                          ---------------   ---------------
   Adjusted net income                                    $        29,319   $        39,371
                                                          ===============   ===============

   Basic shares plus stock options                                 49,143            49,525
   Convertible shares (4)                                              --            11,899
                                                          ---------------   ---------------
   Diluted shares outstanding                                      49,143            61,424
                                                          ===============   ===============

   Diluted earnings per share                             $          0.60   $          0.64
                                                          ===============   ===============


-----------------------------------

                  See accompanying footnotes on previous page.